SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement            / / Confidential, for use of
/X/ Definitive Proxy Statement                 the Commission only (as
/ / Definitive Additional Materials            permitted by Rule
/ / Soliciting Material Pursuant to            14a-6 (e)(2)
    Rule 14a-11 (c) or Rule 14a-12

                         TGC INDUSTRIES, INC.
---------------------------------------------------------------------------
             (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
---------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

/X/ No fee required.

//  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and
    0-11
    (1) Title of each class of securities to which transaction applies.
    (2) Aggregate number of securities to which transaction applies.
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).
    (4) Proposed maximum aggregate value of transaction.
    (5) Total fee paid.

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
















                               TGC INDUSTRIES, INC.

                           1304 Summit Avenue, Suite 2
                               Plano, Texas 75074

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 8, 2004

To Shareholders of
TGC INDUSTRIES, INC.:

     The annual meeting of the shareholders of TGC Industries, Inc. (the "Company") will be held at The University Club, One West 54th Street, New York, New York on June 8, 2004, at 10:00 A.M., Eastern Time, for the following purposes:

1. To elect six (6) directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2. To ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors; and

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 12, 2004, are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign, and return promptly the enclosed proxy in the accompanying addressed envelope for which postage is prepaid. You may revoke the proxy at any time before the commencement of the meeting.

                                      By Order of the Board of Directors:


                                      Kenneth W. Uselton
                                      Secretary

Plano, Texas
May 3, 2004

                               IMPORTANT

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

                             TGC INDUSTRIES, INC.

                         1304 Summit Avenue, Suite 2
                             Plano, Texas 75074


                              PROXY STATEMENT
            ANNUAL MEETING OF SHAREHOLDERS -- June 8, 2004

                         SOLICITATION OF PROXIES

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the management of TGC Industries, Inc. (the "Company" or "TGC") on behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders to be held at The University Club, One West 54th Street, New York, New York on June 8, 2004, and at any adjournment thereof, for the purpose of submitting to a vote of the stockholders the actions and proposals set forth in this Proxy Statement. The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company's shareholders on or about May 3, 2004.

     Although solicitation (the total expense of which will be borne by the Company) is to be made primarily through the mail, the Company's officers and/or employees and those of its transfer agent may solicit proxies by telephone, telegram, or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation. Further, brokerage firms, fiduciaries, and others may be requested to forward solicitation material regarding the meeting to beneficial owners of the Company's Common and Preferred Stock, and in such event the Company will reimburse them for all accountable costs so incurred.

                      RECORD DATE AND VOTING SECURITIES

     The Board of Directors of the Company has fixed the close of business on April 12, 2004 (the "Record Date") as the date for determination of shareholders entitled to notice of and to vote at the meeting. As of the Record Date, there were 5,729,948 shares of the Company's Common Stock outstanding, 58,100 shares of the Company's Series C 8% Convertible Exchangeable Preferred Stock ("Series C Preferred Stock") outstanding and 3,024,264 shares of the Company's 8 1/2% Senior Convertible Preferred Stock ("Senior Preferred Stock") outstanding.

     The Company's Restated Articles of Incorporation authorize 25,000,000 shares of Common Stock with a par value of $.01 per share and 4,000,000 shares of Preferred Stock with a par value of $1.00 per share. In voting on all matters expected to come before the meeting, a shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock, Series C Preferred Stock or Senior Preferred Stock held in his or her name on the Record Date. The Company's Restated Articles of Incorporation prohibit cumulative voting.

     A copy of the Annual Report to shareholders of the Company for its fiscal year ended December 31, 2003, is being mailed with this Proxy Statement to all such shareholders entitled to vote, but does not form any part of the information for solicitation of proxies.

                         ACTION TO BE TAKEN
                         AND VOTE REQUIRED

     Action will be taken at the meeting to (1) elect six (6) members to the Board of Directors, (2) ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors, and (3) transact such other business as may properly come before the meeting and any adjournment thereof. The proxy will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors named herein, and otherwise in accordance with the judgment of the persons designated as proxies. Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date. Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event, the proxy will be suspended. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock, Series C Preferred Stock and Senior Preferred Stock, voting together as a single class, will constitute approval of all matters expected to come before the meeting.

                         ELECTION OF DIRECTORS

     Six (6) directors are to be elected at the Annual Meeting of Shareholders to comprise the entire membership of the Company's Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for a term of one year and until their successors are duly elected and have qualified. The Company's Board of Directors is currently comprised of six (6) members. The nominees for election were recommended to the Board of Directors by a majority of the independent directors of the Board.

     Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors. The Management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of Management, the nominees intend to serve the entire term for which election is sought. There are no family relationships by blood, marriage, or adoption between any director or executive officer. Up to two vacancies may be filled by the Board of Directors under Texas law during the time between any two successive annual shareholder meetings if suitable persons are designated. Each executive officer of the Company is a nominee as set forth below with the exception of Kenneth W. Uselton (age 60) who has served as Controller since 1995, Treasurer since August 1, 1996 and Secretary since March 18, 2004. The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

Name, Age, and                                    Positions with Company
Business Experience
__________________________________________________________________________
Allen T. McInnes, 66                                  None
Chairman of the Board from July 1993 to March 2004;
Secretary from November 1997 to March 2004; Chief
Executive Officer of the Company from August 1993 to March 1996; Executive Vice-President and
Director of Tenneco, Inc. 1960-1992; President and CEO of Tetra Technologies, Inc. from
April 1996 to August 2001; Director of
Tetra Technologies, 1996 to present; Dean,
Rawls College of Business, Texas Tech
University from August, 2001 to present;
Director of Alamosa PCS, a wireless
communication company which is an affiliate of Sprint since February, 2003.

Wayne A. Whitener, 52                                  CEO and President
Director of the Company; Chief Executive Officer of the Company since January 1999; Chief Operating
Officer of the Company from July 1986 to December 1998; President of the Geophysical
Division since 1984; served as Vice President of TGC from 1983 to 1984; Area Manager for Grant
Geophysical Co. from December 1978 until July 1983.

William J. Barrett, 64                                 None
Director of the Company; Secretary of the Company from 1986 to November 1997; President of
Barrett-Gardner Associates, Inc., an investment banking firm since November 2002, and previously
Senior Vice President of Janney Montgomery Scott LLC, investment bankers since 1978; also a Director of:
Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since
1979; Chairman of the Board of Rumson-Fair Haven
Bank and Trust, a New Jersey state independent, commercial bank and trust company.

Herbert M. Gardner, 64                                 None
Director of the Company; Executive Vice President of Barrett-Gardner Associates, Inc., an investment banking firm since November, 2002, and previously
Senior Vice President of Janney Montgomery Scott LLC, investment bankers since 1978; Chairman of the Board and a Director of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since 1979; and President since 1992. Also a

Director of: Nu Horizons Electronics Corp., an electronic component distributor; Rewards
Network, Inc., formerly Transmedia Network, Inc., a company that develops and markets transaction-based dining and other consumer rewards programs; Hirsch
International Corp., an importer of computerized embroidery machines and supplies; Co-Active
Marketing Group, Inc., a marketing and sales promotion company; and Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company.

Edward L. Flynn, 69                                    None
Director of the Company; Owner of Flynn Meyer
Company, a management company for the restaurant industry, since 1976; Director and Treasurer, Citri-Lite Co., a soft drink company; and Director of Bioject Medical Technologies, Inc., a drug delivery system company.

William C. Hurtt, Jr., 59                              None
Director of the Company; Retired, Vero Beach, FL;
BA Harvard College 1967; MBA Wharton School of
Business, University of Pennsylvania, 1969;
Manager of Blue Lake Properties, LLC, Tuscaloosa,
AL, from November 1998 to present; Former Director of River Gas Corporation, October 1998 to
September 2000.

The Company's Board of Directors recommends that you vote FOR the nominees named above for election to the Board of Directors.

                  RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has appointed Lane Gorman Trubitt, L.L.P. to serve as auditors of the Company. The Company's Board of Directors recommends that you vote FOR ratification of the selection of Lane Gorman Trubitt, L.L.P. as the Company's auditors for the fiscal year ending December 31, 2004.


                    SECURITY OWNERSHIP OF CERTAIN
                   BENEFICIAL OWNERS AND MANAGEMENT

     The following tabulation sets forth the names of those persons who are known to Management to be the beneficial owner(s) as of April 12, 2004, of more than five percent (5%) of the Company's Common Stock, Series C Preferred Stock or Senior Preferred Stock. Such tabulation also sets forth the number of shares of the Company's Common Stock, or Series C Preferred Stock or Senior Preferred Stock beneficially owned as of April 12, 2004, by all of the Company's directors and executive officers (naming them), and all directors and officers of the Company as a group (without naming them). Persons having direct beneficial ownership of the Company's Common Stock, Series C Preferred Stock or Senior Preferred Stock possess the sole voting and dispositive power in regard to such stock. The $5.00 per share Series C Preferred Stock is freely convertible into shares of Common Stock at the conversion price per share of Common Stock of $6.00. Ownership of the Series C Preferred Stock is deemed to be beneficial ownership of Common Stock at the conversion price per share of $6.00 under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. The Senior Preferred Stock is freely convertible into shares of Common Stock at the conversion ratio of one (1) share of Common Stock for each share of Senior Preferred Stock. Ownership of the Senior Preferred Stock is deemed to be beneficial ownership of Common Stock at a conversion ratio of one (1) share of Common Stock for each share of Senior Preferred Stock under Rule 13d-3 (d) (1) promulgated under the Securities Exchange Act of 1934. As of April 12, 2004, there were 5,729,948 shares of Common Stock, 58,100 shares of Series C Preferred Stock and 3,024,264 shares of Senior Preferred Stock outstanding.

     The following tabulation also includes Common Stock covered by (i) options granted under the Company's 1993 and 1999 Stock Option Plans, which options are collectively referred to as "Stock Options," (ii) stock purchase warrants, which warrants are collectively referred to as "Stock Purchase Warrants" and (iii) Senior Preferred Stock which is convertible on a one-for-one basis into Common Stock. The Stock Options and Stock Purchase Warrants have no voting or dividend rights.

Name & Address            Title of Class   Amount & Nature      Approximate
of Beneficial Owner                         of Beneficial          % of
                                              Ownership           Class(1)
___________________       ______________   _______________      ___________

Jason M. Elsas, Jr.         Common            360,024 (7)           6.03%
37 Blackpoint Horseshoe
Rumson, NY 07760

Sidney Todres               Common            427,735 (7)           7.09%
250 Park Avenue
New York, NY 10177

Allen T. McInnes            Common          1,521,964 (2)(7)       22.84%
5529 50th Street
Lubbock, TX 79414

Wayne A. Whitener           Common            184,047 (2)           3.14%
TGC Industries, Inc.
1304 Summit Ave., Ste 2
Plano, Texas 75074




                                      6







Herbert M. Gardner          Common          1,390,362 (2)(3)(7)    20.72%
636 River Road
Fair Haven, NJ 07704

William J. Barrett          Common          2,349,936 (2)(4) (7)   32.37%
636 River Road
Fair Haven, NJ 07704

Edward L. Flynn             Common          1,870,661 (2)(5)       28.08%
75-11 Myrtle Avenue
Glendale, New York 11385

Kenneth W. Uselton          Common              9,224 (2)            *
TGC Industries, Inc.
1304 Summit, Ste 2
Plano, TX 75074

William C. Hurtt, Jr.       Common          1,319,527 (6)          19.87%
917 Lady Bug Lane
Vero Beach, FL 32963
                                         __________________       ______

All directors and officers  Common          8,645,721              77.68%
as a group of seven (7)                               (2)(3)(4)(5)
persons                                               (7)

* Less than 1%


     (1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. In making these calculations, shares of Common Stock beneficially owned by a person as a result of the ownership of Senior Preferred Stock and certain options and warrants were deemed to be currently outstanding solely with respect to the holders of such Senior Preferred Stock, options, and warrants.

     (2) Includes the number of shares of Common Stock set forth opposite the person's name in the following table, which shares are beneficially owned as a result of the ownership of Stock Options and Stock Purchase Warrants.

                          Stock Options             Warrants
                          _____________             ________

William J. Barrett            10,000                 733,329
Edward L. Flynn               10,000                 733,329
Herbert M. Gardner            10,000                 733,329
Allen T. McInnes              10,000                 733,329
Kenneth W. Uselton             4,000                   -0-
Wayne A. Whitener             71,100                  50,000
William C. Hurtt, Jr.           -0-                  533,329
                             _______               _________
All directors and officers
as a group                   115,100               3,516,645


The number of shares set forth above for each of Messrs. Barrett, Flynn, Gardner and McInnes includes 200,000 shares each issuable upon exercise (at $.30 per whole share) of warrants issued in 1999. In addition, the number of shares set forth above for each of Messrs. Barrett, Flynn, Hurtt, Gardner and McInnes includes 300,000 shares each issuable upon exercise (at $.20 per whole share) of warrants issued in 2002 and 150,000 shares each issuable upon the exercise (at $.20 per whole share) of warrants issued in 2003, in connection with debt financing provided to the Company. The above also includes the additional warrants resulting from application of the anti-dilution provisions under the 2002 and 2003 warrants as a result of the PIK dividends paid on the Senior Preferred Stock.

     (3) Includes 35,261 shares of Common Stock and 47,000 shares of Senior Preferred Stock owned by Herbert M. Gardner's wife. Mr. Gardner has disclaimed beneficial ownership of these shares.

     (4) Includes 55,231 shares of Common Stock and 75,500 shares of Senior Preferred Stock owned by William J. Barrett's wife. Mr. Barrett has disclaimed beneficial ownership of these shares.

     (5) Includes 20,316 shares of Common Stock and 188,500 shares of Senior Preferred Stock owned by Edward L. Flynn's wife. Mr. Flynn has disclaimed beneficial ownership of these shares.

     (6) Includes 10,800 shares of Common Stock owned by William C. Hurtt's wife. Mr. Hurtt has disclaimed beneficial ownership of these shares.

     (7) Includes the number of shares of Common Stock which are deemed to be beneficially owned as a result of ownership of Senior Preferred Stock set forth opposite the person's name in the following table. Each share of Senior Preferred Stock is convertible into one share of Common Stock.

                                 Senior Preferred Stock
                                 ______________________

William J. Barrett                      709,200
Edward L. Flynn                           -0-
Herbert M. Gardner                      188,500
William C. Hurtt, Jr.                   375,000
Allen T. McInnes                        188,500
Jason M. Elsas, Jr.                     235,800
Sidney Todres                           300,000

Depositories such as The Depository Trust Company (Cede & Company) as of April 12, 2004 held, in the aggregate, more than five percent (5%) of the Company's then outstanding Common Stock voting shares. The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof. The Company has no reason to believe that any of such beneficial owners hold more than five percent (5%) of the Company's outstanding voting securities.

              COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS;
                            INDEPENDENT DIRECTORS

     The Board of Directors has an Executive Committee comprised of Messrs. McInnes, Barrett and Gardner, an Audit Committee comprised of Messrs. Barrett, Flynn and Hurtt, and a Stock Option Committee comprised of Messrs. McInnes, Barrett and Gardner.

     The Executive Committee is charged by the Company's bylaws with the responsibility of exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.

     The Audit Committee which was formed in December, 1997, conducted five meetings in 2003. The purpose and functions of the Audit Committee are to appoint or terminate the independent auditors; evaluate and determine compensation of the independent auditors; review the scope of the audit proposed by the independent auditors; review year-end financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors.

     The Stock Option Committee had no meetings during the year. The Committee is responsible for awarding Stock Options to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

     The Board of Directors does not have nominating or compensation committees.

     During the fiscal year ended December 31, 2003, the Board of Directors held one (1) special meetings in addition to its regular meeting. All of the Directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

     The Board of Directors has determined that the following five directors, constituting a majority of the Board of Directors, have no material relationship with the Company that would interfere with the exercise of independent judgment and are therefore independent directors of the Company: Allen T. McInnes, William J. Barrett, Herbert M. Gardner, Edward L. Flynn and William C. Hurtt, Jr.

                        REPORT OF THE AUDIT COMMITTEE

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. A copy of the Audit Committee Charter is attached as Appendix A. The members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards (which is the national securities exchange definition of "independent" the Audit Committee has chosen to use as required under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934). All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Barrett qualifies as an "Audit Committee Financial Expert" as defined in Section 229.401(h) of the 1934 Act, and his experience and background are described above under the heading "Election of Directors." The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors. The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Shareholders. Management has confirmed to us that such financial statements
(i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

     We have discussed with Lane Gorman Trubitt, L.L.P., the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committees." SAS No. 61 requires the Company's independent accountants to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to
(i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments,
(v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Lane Gorman Trubitt, L.L.P. a letter providing the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", with respect to any relationships between Lane Gorman Trubitt, L.L.P. and the Company that in their professional judgment may reasonably be thought to bear on their independence. Lane Gorman Trubitt, L.L.P. has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

      As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the Company's independent accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent accountants with respect to such financial statements.

                              The Audit Committee:
                              William J. Barrett, Chairman
                              Edward L. Flynn
                              William C. Hurtt, Jr.

Accounting Fees

     The aggregate fees billed by the Company's independent accountants (Lane Gorman Trubitt, L.L.P. for 2003 and Grant Thornton LLP for 2002) for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003, were $35,600.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent accountants during the Company's most recent fiscal year are compatible with maintaining the independence of such accountants.

     The following table sets forth the aggregated fees billed to the Company for fiscal years 2003 and 2002 by the Company's independent public accountants:

                                        2003               2002
                                     __________         __________

           Audit fees                 $35,600            $39,565
           Audit-related fees            -                  -
           Tax fees                      -                12,132
           All other fees                -                  -
                                     __________         __________
                    Total fees        $35,600            $51,697
                                     ==========         ==========


Code of Ethics

     The Company has adopted a Code of Ethics that applies to the Company's Officers and Directors, including the Company's principal executive officer and principal financial and accounting officer. A copy of the Code may be obtained without charge by written request to the Company as follows: TGC Industries, Inc., 1304 Summit Avenue, Suite 2, Plano, Texas 75074, Attn:
Kenneth W. Uselton, Secretary.

                            EXECUTIVE COMPENSATION

     The table below sets forth on an accrual basis all cash and cash equivalent remuneration paid by the Company during the year ended December 31, 2003, to the Chief Executive Officer and any other executives whose salary and bonus exceeded $100,000.

                           Summary Compensation Table

Name and Principal    Annual Compensation       Options/      All Other
Position             Year  Salary   Bonus     Stock   SAR's  Compensation
__________________________________________________________________________
Wayne A. Whitener    2002  $125,000 $15,000    -0-    -0-    $7,039  (1)
President            2001  $125,000  -0-       -0-    -0-    $6,021  (2)
& CEO                2000  $ 94,875  -0-       -0-    -0-    $6,298  (3)


     (1) Represents personal use of Company vehicle ($3,960), Company's payment for personal income tax preparation ($145), Company's contribution to 401-K program ($2,658), and life insurance premiums ($276) in 2003.

     (2) Represents personal use of Company vehicle ($4,883), Company's payment for personal income tax preparation ($145), Company's contribution to 401-K program ($717), and life insurance premiums ($276) in 2002.

     (3) Represents personal use of Company vehicle ($5,522), Company's payment for personal income tax preparation ($135), Company's contribution to 401-K program ($365), and life insurance premiums ($276) in 2001.

                             401(k) Plan

     In 1987, the Company implemented a 401(k) salary deferral plan (the "Plan") which covers all employees who have reached the age of 20-1/2 years and have been employed by the Company for at least one year. The covered employees may elect to have an amount deducted from their wages for investment in a retirement plan. The Company has the option, at its discretion, to make contributions to the Plan. Effective January 1, 1990, the Company determined in its discretion to make a matching contribution to the Plan equal to 10% of the employees' contributions up to 6% of those employees' compensation. On July 24, 1991, to be effective August 5, 1991, the Board of Directors increased the Company's matching contribution to the Plan to fifty cents ($.50) for every one dollar ($1.00) of compensation a participant defers under the Plan up to 6% of those employees' compensation. Beginning January 4, 1993, the Board of Directors discontinued the matching contribution to the Plan. Concurrently with the acquisition of the Company's former subsidiary, Chase Packaging Corporation, the Board of Directors reinstated contributions to the 401(k) salary deferral plan. The Company made a matching contribution to the Plan equal to the sum of 75% of each Participant's Salary reduction contributions to the Plan for such Plan year which were not in excess of 3% of the Participant's compensation for such Plan year, and 50% of each Participant's salary reduction contributions to the Plan for such Plan Year which were in excess of 3% of the Participant's compensation but not in excess of 8% of the Participant's compensation for such Plan Year. As of January 1, 1999, the Company determined to make a contribution to the Plan equal to 100% of each participant's salary reduction contributions to the Plan up to 2% of the participant's compensation. The total amount of the Company's contribution during 2003 for the one (1) executive officer of the Company participating in the 401(k) Plan was as follows: Wayne A. Whitener - $2,658.

                   Options Granted in Last Fiscal Year

     During the year ended December 31, 2003, no stock options or stock appreciation rights were granted to any of the executive officers of the Company.

             Aggregate Options/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Options/SAR Values

     The following table sets forth certain information regarding the year-end value of Options held by the Company's executive officers during the fiscal year ended December 31, 2003. There are no stock appreciation rights outstanding.

                           Aggregated Options Exercised
                             and FY-End Options Values

                                                              Value of
                                              Number of       Unexercised
                                              Unexercised     In-the-Money
                                              Options at      Options at
                                              FY-End (#)      FY-End (2)
                     Shares
Name and            Acquired on    Value      Exercisable/    Exercisable/
Principal Position   Exercise (1) Realized($) Unexercisable
Unexercisable
__________________________________________________________________________

Wayne A. Whitener      -0-          -0-          54,433/       $    -0-/
President & CEO                                  16,667        $    -0-


     (1) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

     (2) The value of outstanding options is based on the December 31,2003 closing stock price which was $0.70.

                           TRANSACTIONS WITH MANAGEMENT

     In March 2003, certain directors provided up to $300,000 in debt financing through December 31, 2003, on the same terms as the 2002 debt financing, described below, provided that warrants covering only 750,000 shares of Common Stock were issued upon execution of the debt financing documents and warrants covering the remaining 750,000 shares of Common Stock were to be issued in proportion to the amount of the $300,000 commitment which the Company drew on (e.g. if the Company borrowed a total of $150,000, warrants covering 375,000 shares were to be issued and if the Company borrowed the full commitment of $300,000, warrants covering 750,000 shares were to be issued). The Company had no borrowings under this commitment during 2003. The warrants were issued as follows: Allen T. McInnes - warrant for 150,000 shares; William C. Hurtt Jr. - warrant for 150,000 shares; William J. Barrett - warrant for 150,000 shares; Herbert M. Gardner
- warrant for 150,000 shares; and Edward L. Flynn - warrant for 150,000 shares.

     During 2002, the Company issued promissory notes payable in an aggregate principal amount of $150,000 to an investor group that included certain directors for debt financing provided to the Company and, in connection therewith, issued stock purchase warrants to such persons. The warrants cover 1,500,000 shares of Common Stock, expire on September 10, 2012, and are exercisable at $.20 per whole share. The promissory notes, which bore interest at 6.75% per annum, were paid in full during December 2002 and January 2003. The notes and warrants were issued as follows: Allen
T. McInnes - $30,000 note and warrant for 300,000 shares; William C. Hurtt, Jr. - $30,000 note and warrant for 300,000 shares; William J. Barrett - $30,000 note and warrant for 300,000 shares; Herbert M. Gardner - $30,000 note and warrant for 300,000 shares; and Edward L. Flynn - $30,000 note and warrant for 300,000 shares.

     During the year ended December 31, 2001, the Company had no transactions with management.

     During 1999, the Company issued subordinated promissory notes payable in an aggregate principal amount of $312,500 to certain officers and directors for debt financing provided to the Company and, in connection therewith, issued stock purchase warrants to such persons. The warrants cover 850,000 shares of Common Stock, are exercisable at $.30 per share, and expire on July 31, 2009. The subordinated promissory notes, which bore interest at 8% per annum, were paid in full during December 1999. The notes and warrants were issued as follows: Allen T. McInnes - $75,000 note and warrant for 200,000 shares; Wayne A. Whitener - $12,500 note and warrant for 50,000 shares; William J. Barrett - $75,000 note and warrant for 200,000 shares; Herbert M. Gardner - $75,000 note and warrant for 200,000 shares; and Edward L. Flynn - $75,000 note and warrant for 200,000 shares.

                         STOCK OPTION PLANS

1986 Incentive and Nonqualified Stock Option Plan

     In 1986 the Company adopted the 1986 Incentive and Nonqualified Stock Option Plan (the "1986 Plan"). The term of the 1986 Plan was for a period of ten years with the result that the 1986 Plan terminated on July 24, 1996. Stock options outstanding as of the date of termination of the 1986 Plan remain outstanding until they are exercised, terminated, or expire.

     The provisions which were contained in the 1986 Plan were comparable to the provisions contained in the 1993 Plan (hereafter described) which succeeded the 1986 Plan.

     Options granted under the 1986 Plan covering 6,333 shares (adjusted for one-for-three reverse stock split) which were outstanding on January 1, 2001, expired unexercised on May 1, 2001.

1993 Stock Option Plan

     On June 3, 1993, the Company's Board of Directors approved and adopted the Company's 1993 Stock Option Plan (the "1993 Plan"). At the 1994 Annual Meeting, the Company's shareholders approved the 1993 Stock Option Plan. The following paragraphs summarize certain provisions of the 1993 Stock Option Plan and are qualified in their entirety by reference thereto.

     The 1993 Plan provides for the granting of options (collectively, the "Options") to purchase shares of the Company's Common Stock to certain key employees of the Company (and/or any of its affiliates), and certain individuals who are not employees of the Company but who from time-to-time provide substantial advice or other assistance or services to the Company (and/or any of its affiliates). The 1993 Stock Option Plan authorizes the granting of options (both statutory and non-statutory) to acquire up to 283,333 shares of Common Stock (adjusted for the one-for-three reverse stock split effective November 6, 1998), subject to certain adjustments described below, to be outstanding at any time. Subject to the foregoing, there is no limit on the absolute number of awards that may be granted during the life of the 1993 Stock Option Plan. At the present time, there are approximately 15 employees of the Company, including officers and directors of the Company, who, in management's opinion, would be considered eligible to receive grants under the 1993 Plan, although fewer employees may actually receive grants.

     Authority to administer the 1993 Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1993 Stock Option Plan, the Committee has the authority, in its discretion, to award Options and to determine the terms and conditions (which need not be identical) of such Options, including the person to whom, and the time or times at which, Options will be awarded, the number of Options to be awarded to each such person, the exercise price of any such Options, and the form, terms, and provisions of any agreement pursuant to which such Options are awarded. The 1993 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of an Option in connection with the exercise thereof.

     Subject to the limitations set forth below, the exercise price of the shares of stock covered by each 1993 Option will be determined by the Committee on the date of award.

     Unless a holder's option agreement provides otherwise, the following provisions will apply to exercise by the holder of his or her option: No option may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year following the date of grant, options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one-hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded and the ISO is not exercisable after the expiration of five years from the date it is awarded. The exercise price of the shares of Common Stock covered by each Option that is not an ISO will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of an Option may be made in cash or with the consent of the Committee, in whole shares of Common Stock owned by the holder of the Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously-owned shares of Common Stock, the Committee may issue to such holder a new Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous Option having an exercise price equal to at least one-hundred percent (100%) of the fair market value per share of the Common Stock on the date of the exercise of the previous Option.

     The duration of each Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of award in the case of an ISO.

     In the event of any change in the number of shares of Common Stock effected without receipt of consideration therefor by the Company by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving Corporation, the aggregate number and class of reserved shares, the number and class of shares subject to each outstanding Option, and the exercise price of each outstanding Option will be automatically adjusted to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain sales of all or substantially all of the assets of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, will cause such holder's Options then outstanding to terminate, but such holder may, immediately prior to such transaction, exercise such options without regard to the period and installments of exercisability applicable pursuant to such holder's option agreement.

     The 1993 Plan terminated on June 3, 2003. Stock options outstanding as of the date of termination remain outstanding until they are exercised, terminated, or expire.

     The 1993 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment which: (a) changes the number of shares of Common Stock subject to the 1993 Stock Option Plan other than by adjustment provisions provided therein, (b) changes the designation of the class of employees eligible to receive Options, (c) decreases the price at which ISO's may be granted, (d) removes the administration of the 1993 Stock Option Plan from the Committee, or (e) without the consent of the affected holder, causes the ISO's granted under the 1993 Stock Option Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code no longer to satisfy such requirements.

     Granted stock options under the 1993 Stock Option Plan covering 29,100 shares (adjusted for one-for-three reverse split) were outstanding at December 31, 2003. All 29,100 incentive stock options are outstanding to officers and employees of the Company. 53,055 non-statutory stock options, that were outstanding to officers and employees of the Company's former subsidiary, Chase Packaging Corporation, expired unexercised during 2001. During 2001, 2002 and 2003, no stock options were granted under the Company's 1993 Stock Option Plan.

     Effective July 31, 1996, the Company's wholly owned subsidiary, Chase Packaging Corporation ("Chase"), was spun-off to the Company's shareholders. In view of this situation, and in order to provide the employees of both Chase and the Company with the maximum period available under the tax laws for exercising their options after a termination of employment, the 1993 Plan was amended to extend from thirty days to three months, the period of time following termination of employment, during which the terminating employee could exercise his or her incentive stock option. The 53,055 options not so exercised were converted to non-statutory options and expired unexercised during 2001.

     The purpose of the 1993 Plan was to provide an incentive for key employees of the Company to remain in the service of the Company and to apply their best efforts for the benefit of the Company so as to improve the Company's financial performance.

1999 Stock Option Plan

     On December 14, 1999, the Company's Board of Directors approved and adopted the Company's 1999 Stock Option Plan (the "1999 Plan"). At the 2000 Annual Meeting, the Company's shareholders approved the 1999 Plan. The following paragraphs summarize certain provisions of the 1999 Plan and are qualified in their entirety by reference thereto.

     The 1999 Plan provides for the granting of options (collectively, the "1999 Options") to purchase shares of the Company's Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates. The 1999 Plan authorizes the granting of options to acquire up to 300,000 shares of Common Stock, subject to certain adjustments described below, to be outstanding at any time. Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 1999 Plan. At the present time, there are approximately 15 employees of the Company, including officers and directors of the Company, who, in management's opinion, would be considered eligible to receive grants under the 1999 Plan, although fewer employees may actually receive grants. During 2000, 169,000 options were granted under the Company's 1999 Plan to directors, officers and employees of the Company. During 2001, 2002 and 2003, no stock options were granted under the Company's 1999 Stock Option Plan. Granted stock options under the 1999 Stock Option Plan covering 153,000 shares were outstanding at December 31, 2003.

     Authority to administer the 1999 Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 1999 Plan, the Committee has the authority, in its discretion, to award 1999 Options and to determine the terms and conditions (which need not be identical) of such 1999 Options, including the persons to whom, and the time or times at which, 1999 Options will be awarded, the number of 1999 Options to be awarded to each such person, the exercise price of any such 1999 Options, and the form, terms and provisions of any agreement pursuant to which such 1999 Options will be awarded. The 1999 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 1999 Option in connection with the exercise thereof. Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 1999 Option will be determined by the Committee on the date of the award.

     Unless a Holder's option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option: No options may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

     The exercise price of the shares of Common Stock covered by each 1999 Option that is not an ISO, Nonstatutory Stock Option ("NSO"), will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of a 1999 Option may be made in cash or, with the consent of the Committee, in whole shares of Common Stock owned by the holder of the 1999 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously owned shares of Common Stock, the Committee may issue to such holder a new 1999 Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous 1999 Option having an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of such exercise. A 1999 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

     In addition, the 1999 Plan provides two methods for the cashless exercise of options. Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with balance being remitted to the holder. Under the Net Method, with consent of the Committee, payment in full of the exercise price of the option may be made based on written instructions received from the holder, by Company's issuance to the holder of that number of shares of stock having a fair market value equal to only the "profit portion" of his, her, or its option (i.e. the excess of the then fair market value of the stock over the holder's exercise price).

     The duration of each 1999 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 1999 Option may be exercised.

     In the event of any change in the number of outstanding shares of Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 1999 Option, and the exercise price of each outstanding 1999 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such holder's 1999 Options then outstanding to terminate, but such holder shall have the right, immediately prior to such transaction, to exercise such 1999 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder's option agreement if (and only if) such options have not at that time expired or been terminated.

     The 1999 Plan will terminate on December 14, 2009, or on such earlier date as the Board of Directors may determine. Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

     The 1999 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment that: (a) changes the number of shares of Common Stock subject to the 1999 Plan, (b) changes the designation of the class of employees eligible to receive 1999 Options, (c) decreases the price at which ISOs may be granted, (d) removes the administration of the 1999 Plan from the Committee, or (e) without the consent of the affected holder, causes the ISOs granted under the 1999 Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

                           RECOMMENDATION AND VOTE

     It is the opinion of the Board of Directors that the (1) election of the six (6) members of the Board of Directors, and (2) ratification of the selection of Lane Gorman Trubitt, L.L.P. as independent auditors, are advisable and in the best interests of the Company. As a result, the Board of Directors recommends a vote FOR each of these items. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock and Senior Preferred Stock present, in person or by proxy, at the annual meeting, is required for the shareholders to approve the election of the six (6) members to the Board of Directors and to ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors.

                       INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Lane Gorman Trubitt, L.L.P. to serve as auditors of the Company. It is not expected that a representative of Lane Gorman Trubitt, L.L.P. will be present at the shareholders' meeting.

     Lane Gorman Trubitt, L.L.P. became the Company's principal accountants in April of 2003. As previously reported, on April 2, 2003, Grant Thornton LLP ("Grant Thornton") notified the Audit Committee of the Board of Directors of the Company and the Board of Directors of the Company that Grant Thornton declined to stand for re-election as the Company's principal accountants. In addition, on April 2, 2003, the Audit Committee and the Board of Directors approved the engagement of Lane Gorman Trubitt, L.L.P. as the Company's principal accountants.

     The reports of Grant Thornton on the Company's consolidated financial statements for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the years ended December 31, 2001 and 2002, and through April 2, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such years.

                             OTHER MATTERS

     The Company's management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

                         SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Company's annual meeting of Shareholders in 2005 must be received by the Company at its principal executive offices in Plano, Texas on or before December 1, 2004 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                         FINANCIAL STATEMENTS

     Financial statements of the Company are contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2003 enclosed herewith.
                             By Order of the Board of Directors


                             /s/ Kenneth W. Uselton

Plano, Texas
May 3, 2004

                             INDEX TO APPENDICES

Appendix                 Description
________                 ___________

   A                     TGC Industries, Inc. Audit Committee Charter

APPENDIX A
__________

                           AUDIT COMMITTEE CHARTER

                                     OF

                             TGC INDUSTRIES, INC.



I.   PURPOSE

     The Audit Committee shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

           Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

           Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

           Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations, and corporate policy.

           Oversee the independent accountant's qualifications, independence and performance.

           Prepare the report required by the Securities and Exchange Commission's ("SEC") proxy rules to be included in the Corporation's annual proxy statement.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director" as defined in Section 121(A) of the American Stock Exchange listing standards (which is the national securities exchange definition of "independent" the Audit Committee has chosen to use as required under Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices including being able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise so as to qualify as an "Audit Committee Financial Expert" as defined in Sections 229.401(h) of the 1934 Act.

     The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board to serve for the ensuing year or until their successors have been duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee plans to meet at least annually with management and the independent accountants to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or its Chairperson, plans to meet with management and the independent accountants quarterly to review the Corporation's financials consistent with Section IV.D below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

     A. Review and reassess, at least annually, the adequacy of this Charter; and make recommendations to the Board, as conditions dictate, to update this Charter.

     B. Review with management, and the independent accountants, the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), as amended.

     C. Review with management and the independent accountants the Corporation's quarterly financial statements on Form 10-QSB prior to their filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61.

     Independent Accountants

     D. The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the Corporation's independent accountants and shall be directly responsible for the oversight of the independent accountants, including the resolution of disagreements between management and the independent accountants.
          The Audit Committee has the sole authority to approve all engagements and fees with the independent accountants. This does not preclude the Audit Committee from obtaining the input of Company management. The independent accountants are accountable to the Audit Committee and ultimately to the entire Board for such accountants' audit of the financial statements of the Corporation.
          On an annual basis, the Audit Committee shall review and discuss with the independent accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     E.   Oversee independence of the accountants by:

               receiving from the accountants, at least annually, a formal written statement delineating all relationships between the accountants and the Corporation consistent with the Independence Standards Board Standard 1 ("ISB No. 1");

               reviewing, and actively discussing with the Board, if necessary, and the accountants, at least annually, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

               recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

     F. Based on the review and discussions referred to in paragraph IV.B. and IV.E. above, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

     Financial Reporting Process

     G. In conjunction with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

     H. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices proposed by management. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

     I. Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restriction on the scope of the work or access to required information.

     J. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     Legal Compliance/General

     K. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     L. Engage such independent legal counsel and such accounting or other expert advisors as the Audit
          Committee deems necessary to carry out its duties.

     M. Ensure that a Code of Ethics is formalized in writing and that all employees have knowledge of it.

     N. Report through its Chairperson to the Board following meetings of the Audit Committee.

     O. Maintain minutes or other records of meetings and activities of the Audit Committee.

     P. Establish written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Corporation's employees of concerns regarding questionable accounting or auditing matters.

     Funding of the Audit Committee

     Q. The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, from the Corporation for payment of (a) compensation to the Corporation's independent accountants and auditors,
          (b) compensation to the outside legal, accounting or other expert advisors employed by the Audit Committee in the fulfillment of its duties, and ( c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee has sole authority to approve the fees and other retention terms of such legal, accounting and other expert advisors.

     Scope of Responsibilities and Duties

     R. While the Audit Committee has the responsibilities and duties set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

--------------------------------------------------------------------------
                               Front of Card
--------------------------------------------------------------------------

                             COMMON STOCK PROXY

                   TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders, June 8, 2004

     The undersigned hereby appoint(s) Kenneth W. Uselton or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Common Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the annual meeting of the Shareholders of the Company, to be held on June 8, 2004, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                           (Continued on other side)

--------------------------------------------------------------------------
                              Back of Card
--------------------------------------------------------------------------
                           COMMON STOCK PROXY
/X/  Please mark your
     votes as in this
     example.

     The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.
    ____  FOR all nominees   ____ Withhold authority  Nominees:
          listed at right         to vote for all     Allen T. McInnes
          (except as marked       nominees listed     Wayne A. Whitener
          to the contrary         at right            William J. Barrett
          as indicated below)                         Herbert M. Gardner
                                                      Edward L. Flynn
                                                      William C. Hurtt, Jr.

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

---------------------------------------------------------------------------
                             Front of Card
---------------------------------------------------------------------------

                           SERIES C PREFERRED STOCK PROXY

                    TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Shareholders, June 8, 2004

     The undersigned hereby appoint(s) Kenneth W. Uselton or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Preferred Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the annual meeting of the Shareholders of the Company, to be held on June 8, 2004, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

                        (Continued on other side)

---------------------------------------------------------------------------
                               Back of Card
---------------------------------------------------------------------------
                     SERIES C PREFERRED STOCK PROXY
/X/  Please mark your
     votes as in this
     example.

              The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.
    ____  FOR all nominees   ____ Withhold authority  Nominees:
          listed at right         to vote for all     Allen T. McInnes
          (except as marked       nominees listed     Wayne A. Whitener
          to the contrary         at right            William J. Barrett
          as indicated below)                         Herbert M. Gardner
                                                      Edward L. Flynn
                                                      William C. Hurtt, Jr.

INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through
                the individual nominee's name listed
                at right.

2. RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN


Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

Signature(s) _____________________________________    Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                 8 1/2% SENIOR CONVERTIBLE PREFERRED STOCK PROXY


                    TGC INDUSTRIES, INC. (the "Company")
         Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Shareholders, June 8, 2004

     The undersigned hereby appoint(s) Kenneth W. Uselton or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Senior Preferred Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters that may come before the annual meeting of the Shareholders of the Company, to be held on June 8, 2004, and any adjournments thereof.

     THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

/X/  Please mark your
     votes as in this
     example.

The Board of Directors recommends a vote FOR each of the following items:

1.  ELECTION OF DIRECTORS OF THE COMPANY.

  ____  FOR all nominees   ____ Withhold authority  Nominees:
        listed at right         to vote for all     Allen T. McInnes
        (except as marked       nominees listed     Wayne A. Whitener
        to the contrary         at right            William J. Barrett
        as indicated below)                         Herbert M. Gardner
                                                    Edward L. Flynn
                                                    William C. Hurtt, Jr.
INSTRUCTIONS:   To withhold authority to vote for any
                individual nominee, vote for all
                nominees and strike a line through the
                individual nominee's name listed at right.

2.  RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS
    INDEPENDENT AUDITORS.

          _____ FOR    _____ AGAINST     _____ ABSTAIN

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.


Signature(s) ______________________________   Date:______________

Note: Executors, trustees and others signing in a representative capacity should include their names and capacity in which they sign. PLEASE DATE AND SIGN AS SHOWN HERE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

4891.00001/413288.2
                                      33